Fees Summary	Sep. 11, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 26,337.80
Total Fee Amount	26,337.80
Total Transaction Valuation	172,030,018.00
Total Offset Amount	0.00
Net Fee	$ 0.00